UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2005
                                                           ------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 1-15781                04-3510455
            --------                 -------                ----------
(State or other jurisdiction of    (Commission             (IRS Employer
         incorporation)            File Number)           Identification No.)

    24 North Street, Pittsfield, Massachusetts               01201
    ------------------------------------------               -----
    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code:(413)443-5601
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01   Completion of Acquisition or Disposition of Assets.
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      On June 1, 2005, Berkshire Hills Bancorp, Inc. ("Berkshire Hills"), the
holding company for Berkshire Bank, consummated its acquisition of Woronoco Bancorp ("Woronoco Bancorp"), the holding company for Woronoco Savings Bank, pursuant to the Agreement and Plan of Merger, dated as of December 16, 2004, by and between Berkshire Hills and Woronoco Bancorp (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, each share of Woronoco Bancorp common stock was converted into the right to receive $36.00 in cash without interest or 1.00 share of Berkshire Hills common stock, subject to the requirement that 75% of Woronoco Bancorp shares be converted into the right to receive stock and the remainder be converted into the right to receive cash. Berkshire Hills issued a total of 2,928,792 shares of common stock and paid a total of approximately $35.1 million to former Woronoco Bancorp stockholders.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

      Pursuant to the Merger Agreement, effective June 1, 2005, Berkshire Hills appointed John B. Davies, D. Jeffrey Templeton and Cornelius D. Mahoney as directors of Berkshire Hills. Mr. Davies was appointed to serve as a member of the Audit and Compensation Committees. Mr. Mahoney was appointed to serve as a member of the Corporate Governance/Nominating Committee.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

       (a)  Financial Statements of Businesses Acquired.

            The following audited consolidated financial statements of Woronoco Bancorp contained in Woronoco Bancorp's Annual Report on Form 10-K for the year ended December 31, 2004 as filed on March 15, 2005 are incorporated herein by reference to Exhibit 99.1:

            o     Report of Independent Registered Public Accounting Firm
            o     Consolidated Balance Sheets at December 31, 2004 and 2003
            o Consolidated Statements of Income for the Years Ended December 31, 2004, 2003 and 2002
            o Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 2004, 2003 and 2002
            o Consolidated Statements of Cash Flows for the Years Ended December 31, 2004, 2003 and 2002
            o     Notes to Consolidated Financial Statements


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                  The following unaudited consolidated financial statements of
                  Woronoco Bancorp contained in Woronoco Bancorp's Form 10-Q as filed on May 10, 2005 are incorporated herein by reference to
                  Exhibit 99.2:

            o Consolidated Balance Sheets at March 31, 2005 and December 31, 2004 (unaudited)
            o Consolidated Income Statements for the Three Months Ended March 31, 2005 and 2004 (unaudited)
            o Consolidated Statements of Changes in Stockholders' Equity For the Three Months Ended March 31, 2005 and 2004 (unaudited)
            o Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2005 and 2004 (unaudited)
            o     Notes to Unaudited Consolidated Financial Statements

      (b)   Pro Forma Financial Information.

            The unaudited pro forma consolidated condensed combined balance sheet as of March 31, 2005 and unaudited pro forma consolidated condensed combined statements of income for the three months ended March 31, 2005 and for the year ended December 31, 2004 are incorporated herein by reference to Exhibit 99.3.

      (c) Exhibits.

            Number      Description
            ------      -----------

            23.1        Consent of Independent Registered Public Accounting Firm

            99.1 Woronoco Bancorp's Audited Consolidated Financial Statements at and for the year ended December 31, 2004 (incorporated herein by reference to Woronoco Bancorp's Annual Report on Form 10-K for the year ended December 31, 2004 as filed on March 15, 2005 (File No. 0-14671)).

            99.2 Woronoco Bancorp's Unaudited Consolidated Financial Statements at and for the three months ended March 31, 2005 (incorporated herein by reference to Woronoco Bancorp's Quarterly Report on Form 10-Q as filed with the SEC on May 10, 2005 (File No. 0-14671)).

            99.3 The unaudited pro forma consolidated condensed combined balance sheet as of March 31, 2005 and unaudited pro forma consolidated condensed combined statements of income for the three months ended March 31, 2005 and for the year ended December 31, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BERKSHIRE HILLS BANCORP, INC.


Dated: August 5, 2005
                                                By: /s/ Wayne F. Patenaude
                                                    ----------------------------
                                                    Wayne F. Patenaude
                                                    Senior Vice President and
                                                    Chief Financial Officer


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